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                                                                  EXHIBIT 10.12B

                           INTERACTIVE NETWORK, INC.
                           -------------------------
                WAIVER AND AMENDMENT OF STOCK PURCHASE AGREEMENT
                ------------------------------------------------
                             WITH GANNETT CO., INC.
                             ----------------------


          WHEREAS, the undersigned entered into a Stock Purchase Agreement dated December 2, 1992 (the "Agreement") with Interactive Network, Inc. (the "Company") and David B. Lockton, under which the undersigned was granted a right of first refusal to purchase certain securities proposed to be issued by the Company.

          WHEREAS, the Company proposes to raise $50,000,000 through the sale and issuance of convertible secured promissory notes (the "Notes") and other securities of the Company, on the terms and subject to the conditions set forth in a Summary of Terms attached hereto as Appendix I. The Notes are convertible into shares of Common Stock of the Company (the "Conversion Shares"). The Notes, Conversion Shares and other securities of the Company issued or to be issued pursuant to the Summary of Terms are referred to collectively herein as the "Securities".

          WHEREAS, the Company desires to grant registration rights to the holders of the Notes with respect to the Conversion Shares and other shares of Common Stock of the Company that may be issued upon conversion or exercise of other Securities contemplated by the Summary of Terms or pursuant to anti-dilution rights referred to in the Summary of Terms (collectively, the "Shares").

          IN CONSIDERATION OF, and as an inducement to, the consummation of the transactions contemplated by the Summary of Terms, the undersigned agrees as follows:

          1.   Waiver and Termination of Right of First Refusal. The undersigned
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hereby waives the provisions of Section 9.1 of the Agreement with respect to the sale and issuance of the Securities in the transactions contemplated by the Summary of Terms. The undersigned further agrees that the provisions of Section
9.1 of the Agreement are hereby terminated and shall be of no further force and effect after the date hereof.

          2.   Board of Directors. The provisions of Section 7.5 of the
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Agreement are hereby amended to read in their entirety as follows:

          "7.5 Board of Directors.
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          (a) The Company shall include in the slate of nominees recommended by the Company's Board of Directors or management to shareholders for election as directors at
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          each annual meeting of shareholders of the Company one (1) person designated by the Purchaser. The nominee may be employed by Purchaser. The Company shall use its best efforts to cause all Common Stock for which the Company's management or directors hold proxies or are otherwise entitled to vote to be voted in favor of the election of such designee and Lockton agrees to vote or cause all shares of Common Stock of the Company owned of record or beneficially by him to be voted in favor of such designee. In the event that such designee shall cease to serve as a director for any reason (including removal for cause), the Company shall use its best efforts to fill such vacancy with another like designee.

          (b) The designee of Purchaser shall be entitled to excuse himself from all deliberations of the Board of Directors of the Company, or discussions of such Board concerning business relationships between the Company and Purchaser."

          3. Registration Rights. The undersigned hereby consents pursuant to
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Section 8.12 of the Agreement to the grant of registration rights to Tele-
Communications, Inc., National Broadcasting Company, Inc., Motorola, and Sprint Corporation or their respective wholly-owned subsidiaries, with respect to the Shares. The undersigned further agrees that the provisions of Section 8 of the Agreement are hereby amended as follows:

          (A) Section 8.1 is hereby amended to add the following subsection (e):

          "(e) "Strategic Lender Registrable Stock" means (i) all shares of Common Stock of the Company issued to Tele-Communications, Inc. ("TCI"), National Broadcasting Company, Inc. ("NBC"), and Motorola and Sprint Corporation ("Sprint") (collectively, the "Strategic Partners"), or their respective wholly owned subsidiaries (collectively, the "Strategic Lenders"), or any of them, upon conversion of promissory notes, or securities into which said promissory notes are convertible, issued to the Strategic Lenders by the Company in connection with a loan (the "Loan") to the Company pursuant to a definitive Note Purchase Agreement (the "Note Agreement") having substantially the terms set forth in a Term Sheet dated August 31, 1994, as amended, among the Company and the Strategic Partners (the "Term Sheet"), (ii) all shares of Common

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         Stock of the Company issued to the Strategic Lenders, or any of them, or issued upon conversion of promissory notes, or securities into which said promissory notes are convertible, in connection with financings provided to the Company by the Strategic Lenders from June 1, 1994 to the date hereof, (iii) all shares of Common Stock of the Company issued pursuant to the anti-dilution provisions of the Note Agreement, (iv) all shares of Common Stock of the Company issued to NBC pursuant to the anti-dilution provisions of the Stock Purchase Agreement dated December 2, 1992 by and among the Company, NBC, Rainbow Programming Holdings, Inc. and David B. Lockton, (v) all shares of Common Stock of the Company issued to TCI Development Corporation ("TDC"), a wholly owned subsidiary of TCI pursuant to the anti-dilution provisions of the Amended and Restated Stock Purchase Agreement dated June 4, 1993 by and among the Company, TDC and David B. Lockton, (vi) all shares of Common Stock of the Company issued to the Strategic Lenders upon exercise of warrants issued to the Strategic Lenders in connection with the Commitment Fee as described in the Term Sheet, (vii) all shares of Common Stock of the Company issued to the Strategic Lenders upon exercise of warrants issued to the Strategic Lenders in connection with the Funding Fee, as described in the Term Sheet, and (viii) all shares of Common Stock of the Company issued as (or issuable upon conversion of any securities issued by the Company pursuant to the Loan Agreement, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of any of the foregoing; excluding in all cases, however, any Strategic Lender Registrable Stock sold by a person in a transaction in which its registration rights with respect to such stock are not assigned."

     (B) Section 8.6 is hereby amended to add the following introductory clause:

         "Except as otherwise provided in Section 8.14,"

     (C) A new Section 8.14 shall be added to read in its entirety as follows:

          "8.14    Limitation on Registration Rights. Notwithstanding any other
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          provision set forth in this Section 8:

                    (a) If the underwriter in any registration for an underwritten offering of Common Stock of the Company determines that
          (i) marketing factors require a limitation of the number of shares to be underwritten,

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          (ii) the offering price per share would be reduced by the inclusion of any shares other than the Strategic Lender Registrable Stock, or (iii) some other limitation is advisable, then the number of shares of Common Stock of the Company to be included in the registration and underwriting shall first be allocated among all Strategic Lenders who indicated to the Company their decision to distribute any of their Strategic Lender Registrable Stock through such underwriting, and then pursuant to the terms of this Section 8.

                    (b) Holders are not permitted to include any Registrable Stock, or any other securities of the Company, in any registration initiated by the Strategic Lenders in which any Strategic Lender Registrable Stock is included in such registration."

          4.  Remainder of Agreement.  Except as specifically provided herein,
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the Agreement shall remain in full force and effect.


Dated: September ___, 1994          GANNETT CO., INC.



                                    By:
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                                    Title:
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AGREED AND ACKNOWLEDGED

INTERACTIVE NETWORK, INC.


By:
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Title:
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